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                                                                    Exhibit 23.2
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of BWAY Corporation on Form S-8 of our report dated November 10, 1997, appearing in the Annual Report on Form 10-K of BWAY Corporation for the year ended September 28, 1997.

/s/ Deloitte & Touche LLP

Atlanta, Georgia
November 23, 1998